UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                        December 20, 1999

                         Ci4net.com, Inc.
            f/k/a Leisure Concepts International, Inc.
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4032991
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

1 Rockefeller Plaza - Suite 1600
New York, New York                            10020
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number             (212) 225-6581
                                          --------------

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FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 2.  Acquisition or Disposition of Assets

On December 20, 1999, Ci4net.com, Inc., acquired all of the outstanding shares of common stock of Planet Edge Limited, a company organized in the United Kingdom. In consideration for acquiring all the outstanding shares of common stock of Planet Edge Limited, Ci4net.com issued a total of 1,166,667 shares of its common stock to the shareholders of Planet Edge Lmited. Control of the Company remains in the hands of the shareholders of Ci4net.com Inc. The transaction was effectuated by the execution of a Share Sale Agreement between the parties and issuance of the shares and completion of the transaction has also been finalized.


ABOUT PLANET EDGE LIMITED

Planet Edge is an Information Infrastructure Development company with a focus on making Information more efficient in the work
place.   Planet Edge offers a full and detailed solution to many
modern computing issues such as making Information more accessible, spreading Information securely and introducing new people to your Information - via the Internet for example. Planet Edge has comprehensive areas of speciality, which can be divided into four principal headings; the Internet, Data Communications, Programming and Development and Software products. Planet Edge are ISO 9002 accredited, Sun Microsystems accredited and Allaire accredited.

The Company can offer Global Facility Management, from servers servers in prime locations around the world. Currently these locations include, Bristol (UK), London (UK), Washington (USA), San Francisco (USA), Chicago (USA), Singapore (Far East), Sydney (Australia).

Planet Edge specializes in integrating existing client/server software with the Internet. By integrating existing ordering and stock control systems with the Internet, not only can Planet Edge increase productivity, lower overheads and generate further business through a clearer and more open product control system, but scalability and upgradability ensures through the use of modern and open protocols.

The Company's association with Sun Microsystems allows the Company to utilize high performance hardware and software to ensure a reliable system in place to support e-commerce. Planet Edge also offers customized solutions to database transition, as well as virtual server packages, ISDN and leased line integration, Internet connectivity, Firewalls and Security solutions. Planet Edge is also a well established software development firm, fluent in many languages, including Object Oriented Pascal, Visual Basic, Active Server Pages, Perl, Java, Javascript/VB/PerlScript, Cold Fusion, UNIX, UNIX C, miniSQL, Cold Fusion. In addition, the Company's programmers are competent in HTML, the windows operating system, and protocols used throughout the Internet. Planet Edge programmers will often use a combination of the various skills to produce the best solution for the problem. Planet Edge is also highly competent in C, C++, Visual C++, Visual Basic, Object Oriented Design, Informix, Sybase, Oracle, and SQL.


ABOUT CI4NET.COM

Ci4net.com is an Internet holding company initially actively engaged in European business-to-business, or B2B, e-commerce, Business-to-Consumer, or B2C, e-commerce and the building of an e-commerce technological European infrastructure to serve global e-commerce through a network of integrated partner and partner companies. Our goal is to become a leading European e-commerce company by establishing an e-commerce presence in major segments of the European economy. We believe that our focus on the e-commerce industry enables us to capitalize rapidly on new opportunities to attract and develop leading e-commerce companies. Our initial focus is on Europe, however we now have integrated partner operations in Australia, and the USA. The European market is now poised for exponential growth, in just the same way the USA has experienced over the past three years. We intend to take the successful business models that have had accelerated growth in the USA and apply them to the European marketplace through strategic relationships and joint ventures, as well as taking the internal business models that we develop to other marketplaces

Ci4net is well positioned to fully exploit the opportunity in European Internet growth in a market that is potentially larger and is now growing faster than the U.S. Ci4net utilizes an acquisition as well as a development strategy for building or buying the best Internet properties. Ci4net intend to expand throughout the European market in two stages. We have separated the European market into two areas of priority. Area One countries for our expansion are the UK, Germany, France and Italy. Area Two countries are Spain, Netherlands, Switzerland, Belgium, Sweden, Austria, Denmark and Norway. Area one alone has a combined population of 255 million and GDP of $6.06 trillion compared with the US population of 225 million and GDP of $5.96 trillion. Although to date the company's investments have been weighted towards B2C, Ci4net now believes the European market for B2B is at a stage of adoption where Ci4net has an opportunity to become the European market leader in B2B, by weighting the majority of it's future investments into B2B.

Our operating strategy is to integrate our integrated partner and partner companies into a collaborative network that leverages off of our group knowledge and resources. With the goal of holding our partner company interests for the long-term, we use these group resources to actively develop the business strategies, operations and management teams of our partner companies.

We intend to rapidly develop our B2B operations so as to become a leading company in the European B2B marketplace, and intend that the Ci4net portfolio will be at least 50% B2B by the end of the year 2000. We see this area as a core focus, as this is currently underdeveloped in the European and Global marketplace. More and more business are looking to the Internet to conduct their business, however there is a lack of understanding and expertise on how they might achieve this. Goldman Sachs estimate that e-commerce is forecast to grow from $43 billion in 1998 to $1.5 trillion in 2004.

An integral part of Ci4net's structure is the groups Infrastructure Enabling Technology Companies (IETC) that create the operational infrastructure for the integrated partner and partner companies. The IETC are all existing business with proprietary technology and experienced management, which will all benefit from additional relationships with the Ci4net B2C and B2B companies. The synergistic relationships that exist between the IETC companies gives the Ci4net companies a solid technological platform on which to develop site and e-commerce operations.

Ci4net's resources include the experience, industry relationships and specific expertise of our management team, and the management teams of our partner companies. Ci4net believes that building successful e-commerce companies enhances the ability of our collaborative network to generate innovation and growth among our partner companies. The substantial growth in e-commerce creates tremendous market opportunities for new emerging companies.



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Item 5.   Other Events

The Company has relocated its United States offices to 1
Rockefeller Plaza, New York, New York 10020, for the purpose of being better geographically positioned to conduct its operations and be more centrally located.


Item 7.   Financial Statements and Exhibits

At this time, it is impracticable to provide the required financial statements for Planet Edge Limited. The Company however expects to file such financial statements as an amendment to this Form as soon as practicable, but not later than sixty
(60) days after the report on this Form is to be filed.

A copy of the Acquisition Agreement between the Company and Ci4net.com, Inc., is attached hereto as an exhibit. A copy of the Acquisition Agreement between Ci4net.com, Inc., and Planet
Edge Limited is attached hereto as an exhibit.


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SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 3, 2000
Ci4net.com, Inc.
(Registrant)

/s/ Kevin R. Leech
President